FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4 Friedman Billings Ramsey	ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	59	17,260,755.69	1.99	5.431	684	77.42
5.501 - 6.000	331	90,418,697.50	10.40	5.861	666	78.33
6.001 - 6.500	670	180,053,112.89	20.72	6.335	661	79.38
6.501 - 7.000	1,053	259,240,966.54	29.83	6.814	650	80.51
7.001 - 7.500	628	139,697,229.51	16.07	7.294	631	81.10
7.501 - 8.000	504	105,545,774.11	12.14	7.779	606	83.11
8.001 - 8.500	206	39,023,183.17	4.49	8.297	585	83.73
8.501 - 9.000	142	25,498,231.75	2.93	8.783	578	84.07
9.001 - 9.500	49	6,815,944.98	0.78	9.242	561	82.81
9.501 - 10.000	26	4,767,519.88	0.55	9.764	537	78.78
10.001 - 10.500	3	262,316.69	0.03	10.199	537	77.15
10.501 - 11.000	1	185,213.81	0.02	10.700	578	70.00
11.001 - 11.500	4	352,720.58	0.04	11.374	523	68.87
11.501 - 12.000	1	59,942.93	0.01	11.600	523	80.00

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 5.125
Max: 11.600
Weighted Average: 6.946

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	11	538,433.50	0.06	7.928	611	67.52
50,000.01 - 100,000.00	440	35,229,962.74	4.05	7.460	620	79.93
100,000.01 - 150,000.00	632	79,594,662.77	9.16	7.231	630	80.31
150,000.01 - 200,000.00	565	99,140,106.43	11.41	7.153	633	80.12
200,000.01 - 250,000.00	531	119,540,487.24	13.75	6.943	637	80.61
250,000.01 - 300,000.00	483	131,946,758.53	15.18	6.826	639	79.75
300,000.01 - 350,000.00	366	118,567,477.55	13.64	6.867	641	81.26
350,000.01 - 400,000.00	262	98,318,787.24	11.31	6.817	646	81.39
400,000.01 - 450,000.00	180	76,657,674.19	8.82	6.748	655	80.59
450,000.01 - 500,000.00	104	49,231,787.89	5.66	6.902	638	81.64
500,000.01 - 550,000.00	46	24,154,751.86	2.78	6.787	658	82.56
550,000.01 - 600,000.00	27	15,532,902.62	1.79	6.972	645	81.75
600,000.01 - 650,000.00	14	8,816,627.82	1.01	6.919	634	78.75
650,000.01 - 700,000.00	5	3,381,405.23	0.39	6.698	653	80.00
700,000.01 - 750,000.00	7	5,025,662.20	0.58	6.666	677	83.95
750,000.01 - 800,000.00	2	1,585,453.77	0.18	6.869	615	74.44
900,000.01 - 950,000.00	1	918,668.45	0.11	6.620	643	85.00
950,000.01 - 1,000,000.00	1	1,000,000.00	0.12	7.120	622	71.43

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: $43,381.94
Max: $1,000,000.00
Average: $236,383.36

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 - 24 mo. IO	1,622	464,582,576.01	53.45	6.766	656	80.94
ARM 2/28	1,952	379,783,150.36	43.69	7.183	619	80.38
ARM 3/27 - 36 mo. IO	58	16,244,530.62	1.87	6.535	658	78.32
ARM 3/27	45	8,571,353.04	0.99	6.991	636	81.10

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,677	869,181,610.03	100.00	6.946	640	80.65

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Covered	611	140,002,332.47	16.11	7.289	619	88.09
Not Covered	3,066	729,179,277.56	83.89	6.880	644	79.22

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	644	152,966,828.04	17.60	6.877	643	81.22
3	1,826	430,373,668.06	49.51	6.948	640	80.85
4	1,140	269,120,174.31	30.96	6.983	639	80.13
5	36	8,584,177.81	0.99	7.218	617	79.80
6	16	3,653,110.07	0.42	7.181	583	78.03
7	9	3,241,623.07	0.37	5.842	651	74.61
8	6	1,242,028.67	0.14	7.208	520	83.65

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 2
Max: 8
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,677	869,181,610.03	100.00	6.946	640	80.65

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	56,893.93	0.01	8.420	509	10.65
15.01 - 20.00	1	75,001.00	0.01	6.590	644	17.86
20.01 - 25.00	4	256,331.65	0.03	7.756	587	21.14
25.01 - 30.00	4	578,554.23	0.07	6.356	651	28.30
30.01 - 35.00	6	1,019,104.04	0.12	6.542	616	32.71
35.01 - 40.00	7	951,857.61	0.11	6.889	565	37.69
40.01 - 45.00	12	1,766,246.66	0.20	6.748	582	42.84
45.01 - 50.00	20	4,682,032.24	0.54	6.810	603	48.55
50.01 - 55.00	20	4,162,928.66	0.48	7.049	575	52.48
55.01 - 60.00	35	8,427,058.59	0.97	6.929	605	58.08
60.01 - 65.00	52	12,802,681.75	1.47	6.948	593	63.05
65.01 - 70.00	116	28,603,441.12	3.29	7.122	590	68.37
70.01 - 75.00	157	38,443,412.77	4.42	7.200	595	73.85
75.01 - 80.00	2,316	536,421,096.14	61.72	6.728	655	79.90
80.01 - 85.00	287	76,095,331.25	8.75	7.310	609	84.45
85.01 - 90.00	447	113,498,768.73	13.06	7.230	631	89.68
90.01 - 95.00	185	39,650,379.07	4.56	7.989	634	94.85
95.01 - 100.00	7	1,690,490.59	0.19	8.062	673	99.18

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 10.65
Max: 100.00
Weighted Average: 80.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	112	22,658,627.95	2.61	8.281	510	74.21
520 - 539	123	25,685,346.14	2.96	7.967	529	77.58
540 - 559	133	28,869,725.65	3.32	7.777	552	78.39
560 - 579	208	48,584,098.33	5.59	7.468	570	79.90
580 - 599	361	78,506,890.91	9.03	7.080	590	79.93
600 - 619	450	99,853,116.61	11.49	7.050	610	82.47
620 - 639	576	130,920,563.16	15.06	6.940	629	80.97
640 - 659	510	122,965,955.65	14.15	6.842	649	80.62
660 - 679	392	99,420,755.47	11.44	6.643	669	80.71
680 - 699	292	73,314,867.58	8.43	6.622	688	81.74
700 - 719	231	60,937,199.54	7.01	6.514	708	81.08
720 - 739	133	38,604,785.45	4.44	6.509	729	81.67
740 - 759	88	23,261,905.21	2.68	6.617	748	80.87
760 - 779	53	12,174,483.34	1.40	6.377	768	80.91
780 - 799	12	2,787,497.91	0.32	6.462	790	81.47
800 - 819	3	635,791.13	0.07	7.079	803	80.00

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 500
Max: 805
NZ Weighted Average: 640

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	2,208	501,529,033.99	57.70	6.833	659	81.56
Cashout Refinance	1,407	355,375,734.89	40.89	7.100	613	79.31
Rate/Term Refinance	62	12,276,841.15	1.41	7.131	623	82.11

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	2,749	658,370,712.75	75.75	6.944	638	80.48
PUD	448	96,491,490.04	11.10	6.998	637	81.23
Condo	365	80,488,926.40	9.26	6.853	652	80.95
Duplex	89	23,788,270.34	2.74	6.981	654	81.04
3-4 Family	26	10,042,210.50	1.16	7.224	651	82.69

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	2,062	505,814,834.83	58.19	7.133	651	80.72
Full	1,598	359,019,711.40	41.31	6.684	624	80.55
Limited	17	4,347,063.80	0.50	6.882	629	80.79

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	3,483	827,859,842.19	95.25	6.929	639	80.51
Non-Owner Occupied	162	33,289,342.35	3.83	7.316	661	82.73
Second Home	32	8,032,425.49	0.92	7.194	648	85.97

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	134	22,139,913.67	2.55	6.988	648	82.74
California	1,705	534,988,381.51	61.55	6.803	643	79.78
Colorado	95	17,482,789.12	2.01	6.872	621	80.95
Connecticut	10	1,861,077.97	0.21	7.309	589	81.83
Florida	275	52,005,278.40	5.98	7.269	633	81.55
Hawaii	19	8,473,872.11	0.97	6.887	633	79.73
Illinois	461	89,282,164.07	10.27	7.232	642	82.44
Indiana	12	1,288,663.31	0.15	7.254	643	91.89
Kansas	9	2,001,376.48	0.23	7.605	628	80.69
Louisiana	3	398,709.88	0.05	7.349	565	88.09
Michigan	36	4,142,604.95	0.48	7.585	629	82.36
Minnesota	107	20,234,552.04	2.33	6.684	637	81.29
Missouri	85	12,721,973.87	1.46	7.405	631	83.84
Nevada	84	20,594,095.75	2.37	6.983	640	81.52
New Mexico	2	274,267.13	0.03	6.854	636	82.86
Oklahoma	39	3,819,336.48	0.44	7.579	602	79.43
Oregon	24	5,346,068.39	0.62	7.008	639	83.57
South Carolina	1	103,920.00	0.01	7.620	640	80.00
Tennessee	5	534,871.16	0.06	7.271	611	85.40
Texas	456	53,815,379.82	6.19	7.362	621	81.84
Utah	62	8,366,819.13	0.96	7.073	628	81.02
Washington	29	5,589,864.53	0.64	6.884	643	84.46
Wisconsin	24	3,715,630.26	0.43	7.614	629	84.28

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	748	153,930,194.91	17.71	7.314	641	81.94
12	152	46,194,389.13	5.31	7.071	645	80.56
24	2,692	649,628,338.89	74.74	6.862	639	80.41
36	85	19,428,687.10	2.24	6.543	652	78.57

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Loans with Penalty: 82.29

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.501 - 2.000	1	112,224.48	0.01	8.500	608	90.00
3.001 - 3.500	2	467,445.01	0.05	7.503	578	83.21
3.501 - 4.000	130	20,929,730.20	2.41	7.037	648	80.71
4.001 - 4.500	56	9,564,299.00	1.10	7.084	656	81.72
4.501 - 5.000	21	7,476,053.41	0.86	6.847	638	81.92
5.001 - 5.500	4	921,704.65	0.11	6.751	614	80.00
5.501 - 6.000	3,039	725,054,434.25	83.42	6.871	647	81.20
6.001 - 6.500	219	56,185,808.70	6.46	7.280	588	78.43
6.501 - 7.000	149	36,263,619.76	4.17	7.481	582	75.95
7.001 - 7.500	56	12,206,290.57	1.40	8.072	564	70.08

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 2.000
Max: 7.470
Weighted Average (>0): 5.981

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	24	5,695,852.24	0.66	5.415	682	79.35
11.501 - 12.000	144	35,606,532.92	4.10	5.836	656	77.78
12.001 - 12.500	311	71,074,521.60	8.18	6.181	656	79.02
12.501 - 13.000	653	145,733,958.16	16.77	6.459	648	79.35
13.001 - 13.500	757	187,176,765.57	21.53	6.682	650	79.62
13.501 - 14.000	947	237,337,622.35	27.31	7.094	641	81.30
14.001 - 14.500	423	100,777,554.70	11.59	7.567	621	82.06
14.501 - 15.000	270	57,807,357.58	6.65	8.159	604	84.00
15.001 - 15.500	92	17,397,502.13	2.00	8.619	596	85.21
15.501 - 16.000	42	8,985,718.77	1.03	9.304	579	84.49
16.001 - 16.500	8	990,346.69	0.11	9.464	599	88.39
16.501 - 17.000	1	185,213.81	0.02	10.700	578	70.00
17.001 - 17.500	4	352,720.58	0.04	11.374	523	68.87
17.501 - 18.000	1	59,942.93	0.01	11.600	523	80.00

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 11.125
Max: 17.600
Weighted Average (>0): 13.500

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	59	17,260,755.69	1.99	5.431	684	77.42
5.501 - 6.000	331	90,418,697.50	10.40	5.861	666	78.33
6.001 - 6.500	670	180,053,112.89	20.72	6.335	661	79.38
6.501 - 7.000	1,053	259,240,966.54	29.83	6.814	650	80.51
7.001 - 7.500	628	139,697,229.51	16.07	7.294	631	81.10
7.501 - 8.000	503	105,455,903.64	12.13	7.779	606	83.11
8.001 - 8.500	206	38,833,316.62	4.47	8.294	585	83.65
8.501 - 9.000	142	25,498,231.75	2.93	8.783	578	84.07
9.001 - 9.500	50	7,095,682.00	0.82	9.213	564	83.29
9.501 - 10.000	26	4,767,519.88	0.55	9.764	537	78.78
10.001 - 10.500	3	262,316.69	0.03	10.199	537	77.15
10.501 - 11.000	1	185,213.81	0.02	10.700	578	70.00
11.001 - 11.500	4	352,720.58	0.04	11.374	523	68.87
11.501 - 12.000	1	59,942.93	0.01	11.600	523	80.00

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 5.125
Max: 11.600
Weighted Average (>0): 6.946

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,996	388,094,774.86	44.65	7.180	619	80.39
1.500	1,681	481,086,835.17	55.35	6.758	656	80.85

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.277

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	ARM Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,677	869,181,610.03	100.00	6.946	640	80.65

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	6	1,242,028.67	0.14	7.208	520	83.65
17	7	2,559,009.94	0.29	5.954	655	76.65
18	16	3,653,110.07	0.42	7.181	583	78.03
19	34	8,225,960.56	0.95	7.267	615	80.70
20	1,105	261,424,742.43	30.08	6.987	639	80.10
21	1,785	419,941,752.59	48.31	6.956	640	80.92
22	621	147,319,122.11	16.95	6.878	642	81.19
29	2	682,613.13	0.08	5.421	633	66.97
31	2	358,217.25	0.04	6.101	663	59.12
32	35	7,695,431.88	0.89	6.854	634	81.11
33	41	10,431,915.47	1.20	6.600	650	77.93
34	23	5,647,705.93	0.65	6.834	673	82.06

Total:	3,677	869,181,610.03	100.00	6.946	640	80.65

Min: 16
Max: 34
Weighted Average: 21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.